GRAIL ADVISORS ETF TRUST

RP Financials ETF
RP Technology ETF

SUPPLEMENT DATED AUGUST 27, 2010
TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
DATED MARCH 1, 2010

This supplement updates the Prospectus and Statement of Additional Information as follows:

On August 20, 2010, at the recommendation of Grail Advisors, LLC (the "Manager") and RiverPark Advisors, LLC (“Subadviser”), the investment manager and subadviser, respectively, of the ETFs discussed below, the Board of Trustees of the Grail Advisors ETF Trust (“Trust”) approved the closing and liquidation of the RP Technology ETF and the RP Financials ETF (the “ETFs”) pursuant to the terms of a Plan of Liquidation.

The last day of trading of the ETFs’ shares on the NYSE Arca, Inc. is August 27, 2010.  Shareholders may sell shares through a broker in the standard manner through this date.  Customary brokerage charges may apply to such transactions.  The ETFs are closed to new investors and shareholders will not be able to redeem their shares from the ETFs beginning August 30, 2010.

In connection with the process of liquidating their portfolio assets, the ETFs are deviating from their respective investment objectives and strategies stated in the Prospectus.

Shareholders remaining in either ETF on August 31, 2010 will have their ETF shares redeemed automatically on this date and will receive cash in an amount equal to the net asset value of their ETF shares as of the close of business on August 30, 2010.  This amount includes any accrued capital gains and dividends.  Shareholders remaining in either ETF on August 31, 2010 will not be charged any transaction fees by the ETF.  The net asset value of each ETF will reflect the costs of closing the ETF.

You will generally recognize a capital gain (or loss) equal to the amount you receive for your ETF shares above (or below) your adjusted cost basis in such shares.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.